Exhibit 10.1

BORROWER:

PECK ELECTRIC CO.

By:	/s/ Jeffrey Peck
Jeffrey Peck, President of Peck Electric Co.

LENDER:

NBT BANK, NATIONAL ASSOCIATION

By:	/s/ Leo D. Cruickshank
Authorized Signer

BORROWER:

PECK ELECTRIC CO.

By:	/s/ Jeffrey Peck
Jeffrey Peck, President & CEO

LENDER:

NBT BANK, NATIONAL ASSOCIATION

By:	/s/ Leo D. Cruickshank
Leo D. Cruickshank, Vice President

[Signature Page to Addendum to Loan Documents.]